Exhibit No. 32.1


Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report of Catalyst Lighting Group, Inc. (the "Company") on Form 10-KSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Dennis H. Depenbusch and Brady Basil, the Chief Executive Officer and Chief Financial Officer, respectively, of Catalyst Lighting Group, Inc., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


February 17, 2005                              /s/ Dennis H. Depenbusch
                                               ------------------------
                                               Dennis H. Depenbusch
                                               Chief Executive Officer


                                               /s/ Brady Basil
                                               ------------------------
                                               Brady Basil
                                               Chief Financial Officer

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This certification accompanies the Report pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.